FIRST PULASKI NATIONAL CORPORATION
                         PULASKI, TENNESSEE

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO THE HOLDERS OF COMMON STOCK:

     Notice is hereby given that pursuant to call of its Directors, the regular annual meeting of the shareholders of First Pulaski National Corporation of Pulaski, Tennessee, will be held in the Cox and Curry Center of the First National Bank at 206 South First Street, Pulaski, Tennessee on Thursday, April 30, 1998, at 1:00 P.M. CDT for the purpose of considering and voting on the following matters:

     (1) The election as Directors of the twenty-three (23) persons named in the accompanying Proxy Statement dated April 8, 1998.

     (2) The election of R. M. Harwell as an honorary director pursuant to Article III (3) of the By-Laws of the Corporation.

     (3) Ratification of the selection of the Certified Public
     Accounting Firm of Putman and Hancock, Certified Public
     Accountants, for professional services for the current year, and

     (4) Any other business that properly may be brought before the meeting or any adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 23, 1998, shall be entitled to Notice of Meeting and to vote at the annual meeting or any adjournment thereof.

By order of the Board of Directors



/s/ Robert M. Curry                              /s/ William R. Horne
Robert M. Curry                                  William R. Horne
Chairman of the Board                            President
and Chief Executive Officer

                 FIRST PULASKI NATIONAL CORPORATION
                          PROXY STATEMENT


     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of the First Pulaski National Corporation (the "Corporation") to be voted at the annual meeting of the shareholders of the Corporation or any adjournment or adjournments thereof, to be held on April 30, 1998, at the time and place and for the purposes set forth in the accompanying notice. A proxy may be revoked by the shareholder at any time prior to its use by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. This proxy statement and the accompanying form of proxy have been mailed on or about April 8, 1998, to holders of the Corporation's common stock as of March 23, 1998.

     The Corporation's principal executive office is located in the First National Bank Building at 206 South First Street, Pulaski, Tennessee, 38478.

     Proxies may be solicited by mail. All costs will be borne by the Corporation. The Corporation does not anticipate paying any compensation to any party other than its regular employees (and then only regular salaries plus expenses) for the solicitation of proxies.

     The shares represented by such proxies will be voted in accordance with the choices specified therein. If no choice has been specified, the shares will be voted for the election of the nominees named herein as directors and for the ratification of the selection of Putman and Hancock, Certified Public Accountants of Fayetteville, Tennessee, as the Corporation's independent auditors for the current year. The Board of Directors of the Corporation does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy (who are directors of the Corporation) intend to vote or act with respect to any other proposal which may be properly presented for action, according to their best judgment unless the proxy provides otherwise for the withholding of discretionary authority.

     As of March 23, 1998, the Corporation had outstanding 1,553,233 shares of its $1 par value common stock, held by 1,234 shareholders of record. Holders of the common stock are entitled to one vote for each share of common stock held on all matters to come before the meeting. Only shareholders of record at the close of business on March 23, 1998 are entitled to vote at the meeting or any adjournment thereof.

     The affirmative vote of a plurality of the votes cast is required for the election of the nominees as directors, including the election of
R. M. Harwell as Honorary Director. The affirmative vote of a majority of the shares represented at the meeting is required for ratification of the selection of the independent auditors.

     "Abstentions" and "Non Votes" are counted as "present" in determining whether a quorum is present. A non vote occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.


                    SECURITY OWNERSHIP OF CERTAIN
                    -----------------------------
                   BENEFICIAL OWNERS AND MANAGEMENT
                   --------------------------------

     The following table sets forth information concerning (i) persons who are the beneficial owners of more than 5% of the Corporation's common stock (its only class of voting securities), (ii) the named executive officers, and (iii) the beneficial ownership of the Corporation's common stock by all directors and Executive Officers of the Corporation as a group (25 persons). Information concerning beneficial ownership of the Corporation's directors and nominees and executive officers of the Corporation is set forth in the table under the section of this Proxy Statement entitled "Election of Directors" (the "Directors' Table"). The information shown below is as of March 23, 1998, and is based on the Corporation's stock records or the ownership data filed with the Secu-rities and Exchange Commission.

--------------------------------------------------------------------------------
TITLE OF             NAME AND ADDRESS         AMOUNT AND NATURE       PERCENT
CLASS                  OF BENEFICIAL           OF BENEFICIAL        OF CLASS
                           OWNER                 OWNERSHIP
--------------------------------------------------------------------------------
Common stock        First National Bank            79,271 (1)           5.10
                    of Pulaski, Tennessee
                    Profit Sharing Plan
                    P. O. Box 289
                    Pulaski, TN  38478

Common stock        Robert M. Curry,               40,660               2.62
                    Chairman of the Board
                    and CEO
                    P. O. Box 289
                    Pulaski, TN  38478

Common stock        William R. Horne               31,080               2.00
                    President
                    P. O. Box 289
                    Pulaski, TN  38478

Common stock        All Directors and
                    Executive Officers
                    (25 persons)                  433,736              27.92

(1) The First National Bank of Pulaski, Tennessee Profit Sharing Plan owns 79,271 shares of common stock. First Farmers and Merchants National
Bank of Columbia, Tennessee acts as the Trustee for the Profit Sharing
Plan and in such capacity has the authority to vote these shares of common stock.

        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
        -------------------------------------------------------

     Pursuant to rules promulgated under the Securities Exchange Act of 1934, as amended, the Company's directors, executive officers and any person holding more than ten percent (10%) of the Common Stock are required to report their ownership of the Common Stock and any changes in that ownership to the SEC. These persons are also required by SEC regulations to furnish the Company with copies of these reports. Specific due dates for these reports have been established and the Company is required to report any failure to file by these dates. Based solely on a review of the reports furnished to the Company and written representations from the Company's directors and executive officers, the Company believes that all of these filing requirements were satisfied by the Company's directors, executive officers and ten percent (10%) holders during the 1997 fiscal year.


                            PROPOSAL NO. 1
                            --------------
                        ELECTION OF DIRECTORS
                        ---------------------

     The By-Laws of the Corporation currently state that the Board of Directors shall consist of not less than five (5) nor more than thirty-five (35) members.

     The persons herein named will be elected to hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. Unless otherwise directed, it is the intention of the persons named in the proxy to vote the shares covered thereby for the nominees designated by the Board of Directors as listed below.

     The following table sets forth certain information concerning each person nominated for election as a director. Management of the Corporation believes that each of the individuals named below intends to vote their shares of common stock in favor of election of the nominees for director and ratification of the selection of Putman and Hancock, Certified Public Accountants as the Corporation's auditors. Except as otherwise indicated, management of the Corporation believes that each such person holds sole voting and investment power with respect to the number of shares of common stock indicated.

-------------------------------------------------------------------------------
NOMINEES   AGE      SERVED        SHARES OF           % OF       PRINCIPAL
                    AS            COMMON STOCK        CLASS      OCCUPATION
                    DIRECTOR      BENEFICIALLY        OWNED      OR EMPLOYMENT
                    SINCE         OWNED AS                       FOR LAST FIVE
                                  OF 3/23/98                     (5) YEARS
-------------------------------------------------------------------------------
David E.    44       4/22/93       4,450  (1)*        0.29        President,
Bagley                                                            Bagley & Bagley
                                                                  Ins., Inc.

Johnny      62      10/19/81      20,630  (2)*        1.33        Owner, Davis &
Bevill                                                            Eslick Market

James K.    55       4/07/83       8,480  (3)*        0.55        Owner, Lairdland
Blackburn, IV                                                     Farm and Real Estate
                                                                  Broker

Wade Boggs  34       4/20/95       3,750  (4)         0.24        Owner, Wash Master Car
                                                                  Washes

James H.    51       4/05/84       5,252  (5)*        0.34        Real Estate Agent,
Butler                                                            Butler Realty

Thomas L.   66      10/19/81      23,565  (6)*        1.52        President, Cardin
Cardin                                                            Distributing Co., Inc.

Joyce F.    66       4/01/82       6,000  (7)         0.39        Retired Vice-
Chaffin                                                           President,First
                                                                  National Bank

Parmenas    86      10/19/81      27,865            * 1.79        Retired Senior
Cox                                                               Chairman of the Board,
                                                                  First National Bank

Robert M.   48      10/19/81      40,660  (8)*        2.62        Chairman of the
Curry                                                             Board & CEO,
                                                                  First National Bank

Gregory G.  48       4/22/93       5,080  (9)         0.33        Dentist
Dugger

Joe         74      10/19/81      11,160 (10)         0.72        Farmer, Dunavant &
Dunavant                                                          Dunavant

Charles D.  43       4/22/93      15,350 (11)         0.99        Physician
Haney

W. Gary     47       4/02/87      23,275 (12)*        1.50        Vice-President,
Harrison                                                          First National Bank

Morris Ed   67       4/07/83      13,840 (13)*        0.89        President,
Harwell                                                           Harwell Enterprises,
                                                                  Inc.

James Rand  61       4/07/83      11,600 (14)         0.75        Owner,
Hayes                                                             Hayes Properties

--------------------------------------------------------------------------------------
NOMINEES   AGE      SERVED        SHARES OF           % OF       PRINCIPAL
                    AS            COMMON STOCK        CLASS      OCCUPATION
                    DIRECTOR      BENEFICIALLY        OWNED      OR EMPLOYMENT
                    SINCE         OWNED AS                       FOR LAST FIVE
                                  OF 3/23/98                     (5) YEARS
--------------------------------------------------------------------------------------
William R.  50      10/19/81      31,080 (15)*        2.00         President,
Horne                                                              First National Bank

Glen Lamar  51      10/19/81      28,670 (16)*        1.85         Senior Vice-President
                                                                   & Cashier,
                                                                   First National Bank

D. Clayton  73      10/19/81      52,000 (17)         3.35         Retired, Attorney at
Lee                                                                Law

Kenneth R.  68      10/19/81      12,340 (18)         0.79         Retired, Plant
Lowry                                                              Superintendent,
                                                                   Genesco, Inc.,
                                                                   Pulaski, TN

Beatrice            10/19/81      17,205 (19)         1.11         Real Estate
McElroy                                                            Investments

William A.  65       4/04/91         500 (20)         0.03          Owner, McNairy's
McNairy                                                             Flowerama & Gifts,
                                                                    Farmer

W. Harwell  63      10/19/81      37,684 (21)*        2.43          Physician
Murrey

Bill Yancey 53       4/04/91       4,250 (22)*        0.27          Farmer


 (1) Shares held by Ameritrade, Inc. for benefit of David Bagley.

 (2) Includes 10,315 shares held by wife.

 (3) Includes 1,730 shares held by wife.

 (4) Includes 1,665 shares held by wife and 420 shares held with father.

 (5) Includes 4,802 shares held jointly with wife and 450 shares held jointly with three children.

 (6) Includes 10,865 shares held by Ameritrade, Inc. for benefit of Thomas L. Cardin
     IRA, 2,500 shares held by James Clarence Cardin Testamentary Trust, and 2,345 shares held by wife.
 (7) Includes 2,625 shares held by husband.

 (8) Includes 7,780 shares held jointly with wife, 6,180 shares held jointly with two brothers as equal partners, and 630 shares held jointly with wife as Trustee for four children.

 (9) Includes 100 shares held jointly with wife as Trustee for child and 1,665 shares held by Ameritrade, Inc. for benefit of Gregory G. Dugger IRA.

(10) Includes 2,590 shares held jointly with wife.

(11) Includes 4,740 shares held jointly with wife, 300 shares held jointly with wife as Trustee for three children, and 10,310 shares held in trust for employees of
     Physicians and Surgeons, Inc.

(12) Includes 90 shares held by wife as Trustee for child, and 22,935 shares held jointly with wife.

(13) Includes 100 shares held by wife and 1,000 shares held by Ameritrade for benefit of Morris Ed Harwell.

(14) Includes 10,850 shares held jointly with wife.

(15) Includes 5,260 shares held jointly with wife.

(16) Includes 23,740 shares held jointly with wife and 640 shares held as custodian for child.
(17) Includes 28,090 shares held by wife.

(18) Includes 6,040 shares held jointly with wife.

(19) Includes 540 shares held by husband, 1,059 shares held jointly with husband,
     11,906 shares held jointly with two children and 2,640 shares held as trustee for two children.

(20) Held jointly with wife.

(21) Includes 17,475 shares held by wife and 10,310 shares held in trust for employees of Physicians & Surgeons, Inc.

(22) Held jointly with wife.

 * Serves on the Board of Directors of First National Bank of Pulaski, Tennessee.

     The By-Laws of the Corporation restrict nomination of persons to serve as directors as follows:

     Any stockholder who intends to nominate or cause to be nominated any candidate for election to the Board of Directors, other than those made by or at the direction of the Board of Directors, shall make such intention known by timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation within the time periods set forth in Rule 14a-8(a)(3) enacted pursuant to the Securities Exchange Act of 1934, as amended. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a

Director, (i) the name, age, business and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. Any nominations for directors not in accordance with this requirement may be disregarded by the Chairman of the meeting, and upon instruction by the Chairman, votes cast for each such nominee shall be disregarded.

     Unless directed otherwise by the shareholders, the enclosed proxy will be voted for the election of the nominees for Directors listed. Management of the Corporation has no reason to believe at this time that the persons so nominated will be unable or will decline to serve if elected. As set forth in the By-Laws of the Corporation, the President is authorized to vote shares held by the Corporation in other corporations and in said capacity the President of the Corporation will elect the Board of Directors of First National Bank, the Corporation's wholly owned subsidiary.


                           PROPOSAL NO. 2
                           --------------
                   ELECTION OF HONORARY DIRECTOR
                   -----------------------------

     A resolution will be offered at the Annual Meeting to elect R. M. Harwell as an Honorary Director pursuant to Article III (3) of the By-Laws of the Corporation. Mr. Harwell has served on the Board of Directors since the inception of First Pulaski National Corporation on October 19, 1981. As an Honorary Director, Mr. Harwell will act in an advisory capacity only, without the power of final decision or the power to vote in matters concerning the business of the Corporation.


                DESCRIPTION OF THE BOARD & COMMITTEES
                -------------------------------------

     The Corporation does not have a standing audit, nominating or compensation committee. Because the Corporation is a one-bank holding company, decisions regarding audit, nomination of executive officers and the compensation of executive officers are made by the Audit or Compensation and Nominations Committees of the Board of Directors of First National Bank of Pulaski, as appropriate, subject to the approval of the Board of Directors of the Bank and of the Board of Directors of the Corporation as a whole. The Board of Directors of the Corporation holds regular meetings every quarter and special meetings as called. During the fiscal year ended December 31, 1997 the Board of Directors held five (5) regular meetings as well as an organizational meeting held after the annual shareholders meeting. The Board of Directors has three
(3) standing committees, (1) one which administers the First Pulaski National Corporation 1997 Stock Option Plan, (2) one which administers the First Pulaski National Corporation 1994 Employee Stock Purchase Plan, and (3) one which administers the First Pulaski National Corporation 1994 Stock Option Plan for Outside Directors. Of the six meetings of the Board of Directors held during 1997, Tommy Cardin missed four, R. M. Harwell missed three, and Joe Dunavant, D. Clayton Lee and W. H. Murrey each missed two. No other incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors. All of the Directors who serve on the Board of Directors of the Corporation's subsidiary, First National Bank of Pulaski, also serve on the Corporation's Board of Directors.


                           EXECUTIVE COMPENSATION
                           ----------------------

     The following table summarizes the compensation paid or accrued by the Corporation during the fiscal years 1997, 1996 and 1995 for (i) the Chief Executive Officer of the Corporation and (ii) the President of the Corporation (collectively, the "Named Executive Officers"):

                       SUMMARY COMPENSATION TABLE

                                 ANNUAL COMPENSATION
NAME AND              FISCAL     -------------------      ALL OTHER
PRINCIPAL POSITION    YEAR       SALARY        BONUS      COMPENSATION (1)
--------------------------------------------------------------------------
Robert M. Curry        1997     $108,957    $  8,350        $ 19,049
 Chief Executive       1996     $105,786    $  6,904        $ 18,307
 Officer of the        1995     $102,708    $      0        $ 16,749
 Corporation

William R. Horne       1997     $108,957    $  8,350        $ 19,362
 President of the      1996     $105,786    $  6,927        $ 18,278
 Corporation           1995     $102,708    $      0        $ 16,755

(1) Represents (i) Corporation contributions to a defined contribution plan in the amount of $17,203, $16,597 and $15,110 for Mr. Curry in fiscal 1997, 1996 and 1995, respectively, and $17,345, $16,683 and $15,181 for Mr. Horne in fiscal 1997, 1996 and
1995, respectively; (ii) premiums paid by the Corporation with respect to life insurance policies on the life of the Named Executive Officers payable to beneficiaries designated by the Named Executive Officers of $1,452, $1,431 and $1,410 in fiscal 1997, 1996 and
1995, respectively, for Mr. Curry and $2,017, $1,595 and $1,574 in fiscal 1997, 1996 and
1995, respectively, for Mr. Horne; and (iii) interest paid by the Bank (for which the
Named Executive Officers serve as Executive Officers) on loans to the Named Executive
Officers arranged by the Bank, the proceeds of which were used to purchase Common Stock of the Corporation, in the amount of $394, $279 and $229 in fiscal 1997, 1996 and 1995, respectively for Mr. Curry.

                     BOARD COMPENSATION COMMITTEE
                     ----------------------------

     The Corporation does not have a compensation committee. Because the President and the Chairman and Chief Executive Officer of the Corporation are also employees of the subsidiary, First National Bank of Pulaski, matters of executive compensation, including bonuses, are determined by the Compensation and Nominations Committee of the Board of Directors of the Bank, subject to the approval of the Board of Directors of the Bank and of the Board of Directors of the Corporation. The Compensation and Nominations Committee of the Bank routinely reviews compensation surveys conducted by Sheshunoff Information Services and by other providers of peer group data. Decisions regarding the compensation of the Bank's executive officers are made in view of these sources of information, with the intention to compensate the Corporation's executives, including the Chief Executive Officer, in an amount that is comparable to other financial institutions of similar size that are located in similar markets. In making compensation decisions, the Committee will also consider the financial performance of the Corporation.


The Board of Directors of First Pulaski National Corporation


                  COMPENSATION COMMITTEE INTERLOCKS
                  ---------------------------------
                      AND INSIDER PARTICIPATION
                      -------------------------

     During fiscal 1997, the Compensation and Nominations Committee of the Bank was comprised of Messrs. Bevill, Cardin and Murrey. None of these persons has at any time been an officer or employee of the Corporation or its subsidiary. In addition, there are no relationships among the Corporation's executive officers, members of the Compensation and Nominations Committee of the Bank or entities whose executives serve on the Board of Directors or the Compensation and Nominations Committee of the Bank that require disclosure under applicable SEC regulations.

           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
           -----------------------------------------------

     Set forth below is a graph comparing the annual change in the cumulative total shareholder return on the Corporation's common stock against the cumulative total return of the NASDAQ Index and The Carson Medlin Company's Independent Bank Index for the period of five years beginning December 31, 1992 and ending December 31, 1997.

     The cumulative total return reflected in the graph assumes that the value of the investment in the Corporation's common stock and each index was $100 on December 31, 1992 and that all dividends were reinvested. The actual cumulative total return values are shown below.

        VALUE OF $100 INVESTED ON DECEMBER 31, 1992 AT:

(A line graph displaying the contents of the table below will be included in the proxy statement which is mailed to our stockholders).

                                        1992   1993   1994   1995   1996   1997
                                        ----   ----   ----   ----   ----   ----
First Pulaski National Corporation       100    134    140    158    181    209
Independent Bank Index                   100    125    153    208    248    358
NASDAQ Index                             100    115    112    159    195    240

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
             ----------------------------------------------

     Some of the Corporation's officers and directors are at present, as in the past, customers of the Bank, and some of the Corporation's officers and directors are directors and officers of corporations or members of partnerships that are customers of the Bank. As such customers, they had transactions in the ordinary course of business in 1997 with the Bank, including borrowings, all of which were on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present any other unfavorable features.

     Director Stephen F. Speer and other members of the law firm of Henry, Henry & Speer, P.C. rendered legal services to the Corporation and its subsidiaries during the year 1997 and received aggregate compensation of just over $34,000.


                         DIRECTOR COMPENSATION
                         ---------------------

     The directors of the Corporation are compensated at the rate of $300.00, for each Directors meeting attended. Those directors of the Corporation who serve on the Board of Directors of the First National Bank of Pulaski, Tennessee also serve on the Executive and Loan Committee for the Bank and are compensated at the rate of $300.00 per directors meeting and Executive and Loan Committee meeting. Additionally, directors who serve on the Audit Committee of First National Bank of Pulaski receive $150.00 per meeting. All other directors who serve on other committees for the Bank receive $100.00 per meeting. Inside directors (Bank employees) only receive director fees for regular Board of Director meetings and Executive and Loan Committee meetings.



                            PROPOSAL NO. 3
                            --------------
                  RATIFICATION OF SELECTION OF AUDITORS
                  -------------------------------------

     The Corporation has appointed, subject to the ratification of the shareholders, the firm of Putman and Hancock, Certified Public Accountants, of Fayetteville, Tennessee, as the independent audit firm of the Corporation for the year ending December 31, 1998. James M. Putman and his associates, have been the Corporation's auditors since 1981 and the Board of Directors considers the firm of Putman and Hancock to be well qualified. A representative of Putman and Hancock is expected to attend the shareholder's meeting and to have the opportunity to make a statement and/or respond to appropriate questions from shareholders.

     Putman and Hancock in 1997 provided the following audit services: examination of financial statements of the Corporation, its subsidiaries and related entities, including those in the Annual Report to Sharehold-ers and in reports filed with the Securities and Exchange Commission and others and limited reviews of the Corporation's interim financial state-ments.

     The management of the Corporation recommends a vote FOR ratification of the selection of Putman and Hancock, Certified Public Accountants, as the Corporation's independent audit firm. Proxies solicited by management will be so voted unless shareholders specify a contrary choice in their proxies.


                       SHAREHOLDERS' PROPOSALS
                       -----------------------

     In order for any proposals by shareholders to be included in the 1998 proxy materials and to be considered at the 1999 annual meeting, all such proposals intended for presentation at the 1999 annual meeting must be mailed to Glen Lamar, Corporate Secretary, First Pulaski National Corporation, 206 South First Street, Pulaski, Tennessee 38478, and must be received no later than November 25, 1998.


                     ANNUAL REPORT AND FORM 10-K
                     ---------------------------

     The annual report of the Corporation to its shareholders for the calendar year 1997 is being delivered with this proxy statement.

     Copies of the Corporation's Annual Report to the Securities and Exchange Commission (Form 10-K) will be mailed to Shareholders without charge, upon written request made to: Glen Lamar, First Pulaski National Corporation, 206 South First Street, Pulaski, Tennessee, 38478.

By the order of the Board of Directors

This the 8th day of April, 1998.




/s/ Robert M. Curry                             /s/ William R. Horne
-----------------------                         ------------------------
Robert M. Curry                                 William R. Horne
Chairman of the Board & CEO                     President

                     FIRST PULASKI NATIONAL CORPORATION
                            PULASKI, TENNESSEE

         PROXY FOR ANNUAL MEETING OF SHAREHOLDERS ON APRIL 30, 1998 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

                           PLEASE SIGN AND RETURN
                           ----------------------

     Know all men by these presents that I, the undersigned shareholder of the First Pulaski National Corporation, do hereby nominate, constitute and appoint Joe W. Henry, Jr. and D. Clayton Lee, or any one of them (with full power to act alone), my true and lawful attorney(s) with full power of substitution for me and in my name, place and stead to vote all the Common Stock of said Corporation standing in my name on its books on March 23, 1998, at the annual meeting of its shareholders to be held at the First National Bank Building, 206 South First Street, Pulaski, Tennessee 38478, on Thursday, April 30, 1998, at 1:00 P.M., CDT or any adjournment or adjournments thereof, with all power the undersigned would possess if personally present as follows:

     (1) Election as Directors of the twenty-three (23) persons listed below:

FOR   [  ]                            AGAINST  [  ]         ABSTAIN  [  ]
all nominees listed except as         all nominees listed
marked to the contrary below.  No     below
mark through will be indicated as
a vote for the named individual.
       ---

David E. Bagley              Robert M. Curry               Glen Lamar
Johnny Bevill                Gregory G. Dugger             D. Clayton Lee
James K. Blackburn, IV       Joe Dunavant                  Kenneth R. Lowry
Wade Boggs                   Charles D. Haney              Beatrice J. McElroy
James H. Butler              W. Gary Harrison              William A. McNairy
Thomas L. Cardin             Morris Ed Harwell             W. Harwell Murrey
Joyce F. Chaffin             James Rand Hayes              Bill Yancey
Parmenas Cox                 William R. Horne

     IF YOU DESIRE TO VOTE AGAINST ANY ONE OR ALL OF THE INDIVIDUALS LISTED ABOVE, SIMPLY STRIKE THROUGH HIS OR HER NAME.

     (2) Election of R. M. Harwell as Honorary Director, pursuant to
Article III (3) of the By-Laws of the Corporation.
         [  ]  FOR               [   ] AGAINST         [  ]  ABSTAIN

     (3) Ratification of the selection of Putman and Hancock, Certified Public Accountants, for professional services for the current year:
         [  ]  FOR               [   ] AGAINST         [  ]  ABSTAIN

     (4) Whatever other business may be brought before the meeting or any adjournment or adjournments thereof. Management at present knows of no other business to be presented at the meeting.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED ABOVE UNLESS "AGAINST" OR "ABSTAIN" IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT UNLESS OTHERWISE INDICATED BELOW.

     TO WITHHOLD DISCRETIONARY AUTHORITY TO VOTE ON OTHER MATTERS AT
ANNUAL MEETING.   CHECK BLOCK.    [  ]

     The management recommends a vote of "FOR" each of the listed propositions. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF THE CORPORATION AND MAY BE REVOKED PRIOR TO ITS EXERCISE.

     IN WITNESS WHEREOF, I have hereunto set my hand this the _____ day of ________________________, 1998.

Number of shares:________

                             _______________________________________

                            _______________________________________
                            Signature of Shareholder(s), including
                            title when signing as attorney, executor administrator, trustee, guardian or corporate officer. All co-owners must sign.
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